SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Index Fund  (the “Fund”)
The Fund is considered a non-diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the prospectuses and Statement of Additional Information (“SAI”) for the Fund are revised as follows:
Prospectus:
1. Principal Investment Strategy  In the section entitled “Fund Summary - Principal Investment Strategy” with respect to the Fund, the following is added to the end of the second paragraph:

The Fund may become non-diversified, as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.

2. Principal Investment Risks. The section of the Fund’s prospectuses entitled “Details About the Funds – Principal Investment Risks” with respect to the Fund is revised to add “Non-diversification Risk”.

Non-diversification risk. To closely track the composition of the Fund’s target index, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets. In that case, the Fund would be non-diversified under the Investment Company Act of 1940, although it would continue to hold approximately 500 stocks across a number of sectors. When the Fund is operating as non-diversified, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience more significant fluctuations in value than if the Fund was diversified.

Statement of Additional Information:
1. Fundamental Investment Policies. In the section entitled “Fundamental Investment Policies”, the following replaces the item 2:

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, except, for the Index Fund only, as may be necessary to approximate the composition of its target index, and provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the  U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;”

2. Non-Fundamental Investment Policies. In the section entitled “Non-Fundamental Investment Policies - Further Explanation of Investments Policies”, the following is added as a fourth paragraph:

Shareholder approval will not be sought if the Index Fund crosses from diversified to non-diversified status in order to approximate the composition of its target index.

February 27, 2025	SUP3329 02-25